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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 14, 2002
                                 ---------------
                      (Date of the earliest event reported)



                                PhotoMedex, Inc.
                                ----------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-11635                  59-2858100
          --------                      -------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
        of incorporation)                                    Identification No.)

       Five Radnor Corporate Center, Suite 470, Radnor, Pennsylvania 19087
       -------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)

                                  610-971-9292
                                  ------------
               Registrant's telephone number, including area code

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ITEM 9.           REGULATION FD DISCLOSURE

         On August 14, 2002, PhotoMedex, Inc., a Delaware corporation (the "Company," "we," us" or "our") filed our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report") with the Securities and Exchange Commission (the "Commission"). In connection with the filing of the Report, we have furnished the certifications set forth below to the Commission, to accompany the Report, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         I, Jeffrey F. O'Donnell, Chief Executive Officer of PhotoMedex, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 PHOTOMEDEX, INC.


Dated: August 14, 2002                           By: /s/ Jeffrey F. O'Donnell.
                                                     ---------------------------
                                                     Jeffrey F. O'Donnell
                                                     Chief Executive Officer

The foregoing certification is being furnished herewith solely to accompany the Report, pursuant to 18 U.S.C. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether filed prior to or after the furnishing of the foregoing certification, regardless of any general or specific incorporation language in any such filing.

                                       2
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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         I, Dennis M. McGrath, Chief Financial Officer of PhotoMedex, Inc., a Delaware corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   PHOTOMEDEX, INC.


Dated: August 14, 2002                             By: /s/ Dennis M. McGrath
                                                       -------------------------
                                                       Dennis M. McGrath
                                                       Chief Financial Officer

The foregoing certification is being furnished herewith solely to accompany the Report, pursuant to 18 U.S.C. 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether filed prior to or after the furnishing of the foregoing certification, regardless of any general or specific incorporation language in any such filing.

                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     PHOTOMEDEX, INC.



Dated:  August 14, 2002                              By: /s/ Dennis M. McGrath
                                                        ----------------------
                                                        Dennis M. McGrath
                                                        Chief Financial Officer

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